UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2022

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203)825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.Other Events.

Long Term Incentive Plan Award to Mark Feasel

On May 16, 2022, the Compensation Committee of the Board of Directors of FuelCell Energy, Inc. (the “Company”) granted to Mark Feasel, the Company’s Executive Vice President and Chief Commercial Officer, performance shares and time-vesting restricted stock units under the previously-approved Long Term Incentive Plan (the “LTI Plan”), which is a sub-plan consisting of awards made under the Company’s 2018 Omnibus Incentive Plan.  The grants made to Mr. Feasel were made on substantially the same terms, with the same performance period and the same performance metrics, as the grants made to the other executive officers of the Company on December 10, 2021.

Mr. Feasel’s fiscal year 2022 target award value under the LTI Plan is $360,000.  His award, consistent with the awards made to the other executive officers on December 10, 2021, consists of two equally weighted components: (1) relative total shareholder return (“TSR”) performance shares (50%) and (2) time-vesting restricted stock units (50%).  The target number of performance shares and the target number of time-vesting restricted stock units granted to Mr. Feasel were determined by dividing Mr. Feasel’s target award value by the average closing price of the Company’s common stock over the 20 consecutive trading days preceding December 10, 2021, which was $9.20. Accordingly, Mr. Feasel received a grant of 19,566 relative TSR performance shares and 19,565 time-based restricted stock units on May 16, 2022.

Consistent with the awards made to the other executive officers on December 10, 2021, the TSR performance shares will be earned over the three-year performance period ending on October 31, 2024, but will remain subject to a continued service-based vesting requirement until December 10, 2024.  The performance measure for the relative TSR performance shares is the TSR of the Company relative to the TSR of the Russell 2000 from November 1, 2021 through October 31, 2024.  For purposes of calculating TSR, the Company’s stock price will be measured using the average closing price over the 20 consecutive trading days preceding the measurement date.

The time-vesting restricted stock units will vest at a rate of one-third (1/3) of the total number of restricted stock units on each of December 10, 2022, December 10, 2023, and December 10, 2024.

None of the awards granted to Mr. Feasel include any dividend equivalent or other stockholder rights.  To the extent the awards are earned, they may be settled in shares or cash of an equivalent value.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: May 20, 2022	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President, Chief Financial Officer and Treasurer